Exhibit 10.17



                           CONTRACT PURCHASE AGREEMENT
                       HIGHLANDS PREMIER ACCEPTANCE CORP.
                                       and
           College Bound Student Alliance, Inc., a Nevada Corporation
                                       and
                          The College Partnership, Inc.


     This CONTRACT PURCHASE AGREEMENT (the "Agreement") is made this ________________ by and between HIGHLANDS PREMIER ACCEPTANCE CORP, a Colorado Corporation ("Highlands") and College Bound Student Alliance, Inc., a Nevada Corporation and its subsidiary, The College Partnership, Inc. (collectively "Client").


                                    RECITALS

     WHEREAS, Client is the owner of certain commercial paper (the "Contracts") in which other parties to the Contracts (the "Obligors") have continuing obligations of payments due to Client under the Contracts; and

     WHEREAS, the Contracts may consist of promissory notes, leases or other negotiable instruments; and

     WHEREAS, Client wishes to sell and Highlands wishes to purchase all or some of the Contracts of Client and in certain cases may use other Contracts not purchased as collateral for the obligations of Client hereunder; and

     WHEREAS, Client has agreed to allow Highlands or its assignee to service other contracts not sold to Highlands (the Serviced Contracts") and has agreed to pledge all sums due under the Serviced Contracts and further pledge the Serviced Contracts to secure the payment of all sums due under the Contracts pursuant to a Servicing Agreement and UCC Security Agreement and Financing Statement; and

     WHEREAS, the Contracts set forth that there are certain receivables due from the Obligors to Client arising out of past, present and future services performed or to be performed or goods sold or to be sold by Client ("Client Duties") which Client Duties Highlands will not assume under the terms of this Agreement.

     NOW THEREFORE IN CONSIDERATION OF THE COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. Option To Purchase; Documents. Client offers to Highlands for purchase the Contracts which Client now or hereinafter tenders in accordance with the terms of this Agreement. Highlands shall have the non-exclusive right, but not the obligation, to purchase any or all of the Contracts offered by Client. For each Contract offered to Highlands, Client shall provide the following:

a. The Contract and all amendments, attachments and exhibits;
b. A credit statement on the Obligor;
c. Any UCC Financing Statements and Security Agreements related to the
   Contracts;
d. Correspondence regarding each Contract including but not limited to demand letters;
e. Payment history for each Contract and/or Obligor (if applicable); and
f. Any other information relating to the Contract that Highlands may require or which Client would reasonably believe, or should reasonably believe, would be relevant to the purchase of the Contract.

2. Election Not To Purchase Contract. Highlands may elect, in its sole discretion, not to purchase any Contract tendered by Client. Nothing herein shall require client to offer any contract to Highlands. Such election to purchase shall not affect the duties and obligations of Client hereunder with respect to any other Contract previously or thereafter purchased by Highlands.

3. Secured Contracts. At Highlands' election, any contract offered to Highlands by Client, but not purchased by Highlands (a "Secured Contract") shall be serviced by Highlands in accordance with the fees and terms of its Servicing Agreement and Highlands shall have a secured interest in such Contracts and the proceeds thereof securing to Highlands the payment of all obligations of Client under this Agreement. Client shall execute an additional Security Agreement,

Uniform Commercial Code Form UCC-1 Financing Statement and such other documentation as is necessary in Highlands' sole discretion. Nothing herein shall require that Highlands service any contract of Client other than Secured Contracts or any contract used to replace a Secured Contract or a replacement of a Secured Contract or replacement of a Contract.

[X] Check here if there are Secured Contracts

4. Acceptance of Contracts. Highlands may accept or reject any Contracts in its sole and absolute discretion but shall only accept a Contract, if at all if it satisfies the requirements of Highlands and is on a form that is acceptable to Highlands. If Highlands elects to purchase a Contract, Highlands shall give notice to Client of its intention to purchase within five (5) business days of receipt from Client of the documents set forth above as required by Highlands. Notice of Highlands' election may be transmitted to Client by facsimile transmission and shall be effective upon transmission or may be sent in accordance with the Notice provisions of this Agreement. In the event that Highlands does not accept a Contract within the aforesaid time, it shall be deemed that Highlands elected not to purchase the Contract and shall use the Contract as a Secured Contract if the above box is checked.

5. Duties Regarding Transfer. Client shall have the following duties or obligations regarding transfer of the Contracts, in addition to any other duties and obligations set forth in this Agreement:

a. Client shall notify Highlands of any payments received by Client between the time the Contracts are provided to Highlands and the time that Highlands remits payment to Client for purchase of the Contracts.
b. Client shall not modify or waive any duties of any Obligor under a Contract, including but not limited to the duty to make payments, between the time the Contracts are provided to Highlands and the time that Highlands remits payment to Client for purchase of the Contracts.
c. Client shall not collect or attempt to collect any payments due under any Contract following purchase of the Contract by Highlands;
d. If any payment is made by an Obligor after providing a copy of the Contract to Highlands which is not adjusted in the payment price for the Contract, Client shall remit to Highlands, within five business days of receipt of payment or payment by Highlands to Client of the purchase price (whichever is later), the full amount of the payment without set off or abatement.

6. Transfer Of Contract Rights. Upon Highland's notice of election to purchase a Contract, all its right, title and interest in and to the receivables, but not the Client duties under any Contract, shall be transferred and assigned to Highlands in accordance with the terms of this Agreement. Client shall execute such assignments, security agreements, financing statements or other documentation as required by Highlands to effectuate the transfer or assignment of each Contract. Such assignment shall in no event constitute a delegation of the Client Duties to Highlands and Highlands shall have no responsibility or obligation whatsoever to perform any of the Client Duties. Notwithstanding the purchase of any Contract or the pledge of any Secured Contract, Client shall remain liable for all Client Duties under any Contract and shall indemnify and hold Highlands harmless from any liability arising therefrom. In the event that Client receives any money or payment from an Obligor under a Contract subsequent to its transfer or assignment to Highlands, Client shall immediately remit such monies or payments to Highlands without offset or reduction.

7. Security Interests. To secure the payment and performance of all obligations of Client to Highlands a security interest in the Contracts, payments under the Contracts, after acquired property related to the contracts, proceeds of the Contracts, substitutions of the same and this Agreement and the assets described on Schedule "A." This Agreement shall also constitute a Security Agreement in accordance with the Colorado UCC, C.R.S. 4-9-101 et.seq. Upon request by Highlands, Client will execute and deliver a Uniform Commercial Code Form UCC-1 Financing Statement and such other documentation as is necessary to carry out the intent of this Contract as Highlands requests from time to time. Any and all collateral offered to Highlands as security hereunder shall not be subject to any restrictions, oral or written, prohibiting the selling thereof and/or granting of the security interest to Highlands provided for in this Agreement.

8. Notice To Obligors. At Highland's option, Client shall notify the Obligor of the assignment or transfer. Thereafter, Client shall, when requested by Highlands, assist in collecting payments or enforcing any rights due from or by the Obligor.

9. Purchase Price. The purchase price for each Contract shall be calculated as set forth on Schedule "A" attached hereto and incorporated herein (the "Purchase Price Schedule"). If Highlands decides to purchase a Contract, Highlands shall pay Client the purchase price of each Contract purchased, less the reserve and/or discount indicated on the Purchase Price Schedule, within five (5) business days after receipt of all fully executed, original documents required by Highlands to effect the transfer of the Contract to Highlands.

10. Reserve. Highlands will withhold 15% of the purchase price of each purchased Contract as set forth in the Purchase Price Schedule to be held as a reserve for defaulted Contracts purchased under this Agreement (the "Reserve") and the following shall apply:

a. Highlands may, in accordance withP. 18 below withdraw funds from the Reserve or otherwise offset by journal entry, without further notice to Client, to satisfy any payment or obligation of an Obligor of a contract;
b. The total Reserve shall secure the performance of Client's obligations hereunder;
c. Any interest accrued on the Reserve shall be retained by Highlands and Client shall have no claim, right title or interest in said interest;
d. Highlands shall review the Reserve by the fifteenth of each month commencing on the fifteenth day of the month following the purchase of the initial contracts and continuing on the fifteenth day of each month thereafter. In the event that the amount held in Reserve is greater than 15% of the aggregate remaining balance due under all Contracts, then Highlands shall refund to Client, within 10 days of completion of the review, an amount equal to the excess over 15% of the aggregate remaining balance due under all Contract.
e. Upon payment of all sums due Highlands under all Contracts, Highlands shall return to Client the remaining sums in the Reserve exclusive of any interest earned thereon.

11. Servicing Of Contracts. Highlands shall have the right to direct that any and all Contracts purchased by Highlands or Contracts pledged as security for the payments and obligations of Client be serviced by any servicing agent of Highlands choosing. Servicing shall include but not be limited to the exclusive right, but not the obligation, to send statements to Obligors, receive payments due under the Contract, disperse payments received, charge a servicing fee, notify Obligors of a default, and enforce any right under the Contract on behalf of Highlands or if a Secured Contract, on behalf of client or Highlands. Client shall fully cooperate with the servicer designated by Highlands and with Highlands, and shall execute any and all documents requested by Highlands or the designated servicer to transfer, initiate or facilitate the servicing.

12. Client Representations And Warranties. Subject to the attached Exhibit A disclosing exceptions to the representations herein, Client represents and warrants to Highlands the following:

a. All Contracts and collateral offered to Highlands are owned by Client free and clear of any and all interest or claims by third parties, including but not limited to, assignments, security interests, encumbrances, claims, liens and levies;

b. Client is a Nevada Corporation duly organized, validly existing and fully qualified and authorized to do business in all jurisdictions where any contract Obligor is located;

c. Client has taken all actions necessary to permit Client to enter into this Agreement and the transactions contemplated herein;

d. This Agreement is a legal, valid and binding obligation of Client, and the execution and delivery of this Agreement will not violate any agreement or other instrument to which Client is a party;

e. Client has and will timely file all required federal, state, county and municipal tax returns and filings, including but not limited to sales tax, use tax, and other taxes payable by Client and Client knows of no basis for any assessment or levy against Client with respect to any such taxes that may affect any Contract or Secured Contract;

f. The Contracts and Client and its business operations are in compliance with all state, federal and local laws and regulations;

g. There is not now pending, nor to the best of Client's knowledge, is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency which, if adversely determined, would impair or affect the operations of Client of the validity or enforceability of the Contracts or Secured Contract;

h. Client has provided Highlands with all information that may adversely affect any Contract, be a basis for any claims against or concerning any Contract or Secured Contract, or adversely affect Highlands ability to collect any sums due under any Contract or Secured Contract; and

i.  All information provided to Highlands is true and accurate.

Client's representations and warranties are continuing, and shall be in full force and effect so long as any Contract purchased hereunder has an unpaid balance due.

13. Other Obligations Of Client. During the term of this Agreement, the Client agrees to:
a. Upon written request from Highlands, provide Highlands with its current (within 30 days of preceding month) financial statements on a quarterly basis including but not limited to a balance sheet, a statement of profit and losses, and tax returns from the preceding year; and
b. Any other evidence of Client's financial ability to meet its duties and obligations pursuant to any Contract or to meet its duties and obligations under this Agreement.

14. Default Under A Contract. Notwithstanding any language to the contrary in a Contract and subject to P. 19 below, any of the foregoing shall constitute a default of a Contract for purposes of this Agreement:
a. A Contract or any provision of any Contract is declared or deemed legally void or voidable;
b.  Client accepts and/or offers fraudulent information from Obligor(s);
c. An Obligor is more than 60 days contractually delinquent on any payment due under a Contract;
d.  Any other default under the terms and conditions of the contract.

15. Event Requiring Notification. Client shall notify Highlands, within ten business days of Client becoming aware of any of the following by providing Highlands copies of any related documents and describing any oral notification:
a.  An Obligor becomes incapacitated, disabled, dies or files bankruptcy;
b. Obligor cancels or attempts to cancel their contract or raises defenses to enforcement for any reason whether or not such cancellation, defense or dispute has a legal basis;
c. An action, suit, or administrative proceeding is brought or threatened regarding the Contract;
d. Client fails to provide adequate services or goods to the Obligor resulting in the Obligor's refusal, or threatened refusal, to pay any sum due under a Contract.

16. Rights And Duties Upon Default Of Contract. Upon the occurrence of a default in a Contract or as otherwise set forth above and subject toP. 19 below, Highlands shall have the right to exercise the following in the following order:
a. Make demand upon Client to replace any Contract then or previously in default, in which case Client shall, within 30 calendar days of demand replace the Contract in default with an equivalent, non-defaulted Contract acceptable to Highlands in its sole discretion; and if not so replaced, then,
b. Withdraw funds from the Reserve or otherwise offset against the Reserve (if a Reserve has been established), without notice, an amount necessary to pay all outstanding principal balance(s) along with accrued unpaid interest, late charges and any other charges or fees due under any Contract of the contract up to the amount of the Reserve then existing; and if the reserve is insufficient to cure all monetary defaults and pay all costs permitted in this agreement, then
c. Make demand upon Client for any and all amounts unpaid under any Contract in which case Client shall, within 30 calendar days of demand, submit payment to Highlands; if not so paid; then
d. Make demand upon Client to repurchase any Contract then or previously in default, in which case Client shall, within 30 calendar days of demand repurchase the Contract for the amount as calculated on the Purchase Price Schedule; if not so repurchased, then
e. Satisfy the obligations due under any Contract with payments made under the Secured Contracts being serviced by or on behalf of Highlands and/or Client and/or foreclose on any secured property, if applicable.

All rights shall be cumulative but must be exercised in the aforesaid order. The exercise of one or more rights shall not be a waiver by Highlands to exercise any other right provided so exercised in the aforesaid order.

17. Default By Client. The occurrence of any of the following events shall constitute a default by the Client under this Agreement:
a.   Default on its obligations owed to any Obligor under any Contract;
b. Beach of any representation, warranty, duty and/or covenants made in this agreement;
c. Client files for bankruptcy protection, an assignment for benefit of creditors or other similar proceeding is initiated against Client, o Client is insolvent, has levies, liens, judgements and or claims filed against it by any governmental authority or court;
d. Any breach by client of any of the duties, covenants, obligations terms or conditions of this Agreement.

18. Disputed Contracts. In the event that any Obligor under any Contract asserts any claim or defense to enforcement of the debt or obligation under the Contract owed to Highlands after the purchase of a Contract, Client shall use its best efforts to resolve, to the Obligor's satisfaction, any problem to which the claim or defense relates. If any such claim or defense is maintained for more than ten (10) days from the date Client receives notice of same, even if the Contract is not then in default as defined above, Highlands shall be entitled to any of the remedies set forth below.

19. Remedies On Default By Client. The remedies available to Highlands upon default by Client shall be subject to the following:
a. In the event that the aggregate principal balance due on all Serviced Contracts ("Serviced Contract Value") becomes less than Fifty percent (50%) of the aggregate principal balance due on all Contracts purchased Highlands shall have the right to exercise any remedy upon default by Client as set forth above. Notwithstanding this right, prior to exercising any remedy set forth herein, Highlands shall notify Client of the aforesaid. Client shall then have ten business days from the date of forwarding the notice to provide "Substitute Contracts" acceptable to Highlands in its sole discretion so that the Serviced Contract Value, based on current contracts, is equal to or greater than Fifty percent (50%) of the Contract Value, based on current contracts, as of the date of notice.
b. In the event a Substitute Contract is provided to and acceptable by Highlands as a new Contract or as a Service Contract, as the case may be, and provided the Serviced Contract Value, based on current contracts, is equal to or greater than the ratios set forth in P. 19a above, based on current contracts, as of the date of notice, the Contract for which the Substitute Contract is provided shall be returned to and reassigned to Client upon client's request.
c. In the event a Substitute Contract is not provided to and/or not acceptable by Highlands as a new Contract or as Serviced Contracts, as the case may be, within ten days of forwarding the aforesaid notice, Highlands shall have the remedies and in the order as set forth in P. 16, above.

20. Joint and Several Obligation. In the event that more than one party is executing this Agreement, both parties shall be jointly and severally liable to perform all duties, obligations and responsibilities set forth herein. Where any obligations by their nature are such that one party is the primary party responsible for such duty, obligation, or responsibility, the other party shall nevertheless by jointly and severally responsible to perform such duty, obligation, or responsibility and shall be jointly and severally responsible for any damages to Highlands arising therefrom.

21. Indemnification. Client shall defend, indemnify, save and hold Highlands, its successors or assigns, harmless from and against any and all liabilities and claims of any nature relating to or arising out of a claim of an Obligor under a Contract or a claim of any third party arising directly or indirectly from an obligation or duty of Client under or associated with a Contract or arising directly or indirectly from any acts of Client, whether founded in tort, contract, or otherwise including but not limited to reasonable attorney's fees and costs incurred by Highlands arising therefrom.

22. Assignment. Highlands may sell, transfer, encumber or assign this Agreement and/or any Contract purchased by Highlands hereunder without Client's consent and without prior notice. Client may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Highlands, which consent may be withheld by Highlands for any reason in Highlands' sole discretion. Any such assignment or attempt to assign, without Highlands' written consent which consent may be withheld by Highlands in its sole discretion, shall be null and void.

23. Limited Power Of Attorney. If Highlands receives a check, bank draft, money order or other negotiable instrument payable to Client with respect to a Contract, Client nominates, constitutes and appoints Highlands as its true and lawful attorney-in-fact, with full right, title and authority to endorse and negotiate such instrument in Client's name, place and stead, and shall otherwise cooperate with respect to such endorsement and negotiation.

24. Survival. Upon the repurchase of any Contract by Client or the election not to purchase any future Contract, the representations, obligations and duties of Client or the payment in full of any Contract that normally survive shall remaining continuing representations, duties and obligations of Client (by example and not by way of limitation the duty to indemnify Highlands in the event of any claim by Obligor).

25. Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter herein. All prior contemporaneous agreements, understandings, representations, warranties and statements, oral or written, relating to the subject matter hereof are superseded. No modification to or amendment to this Agreement shall be binding unless in writing and executed by both parties.

26. Governing Law; Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado. Venue in any action brought with respect to any provision of this Agreement shall be in Jefferson or Denver County, Colorado and Client specifically consents to the jurisdictions of any state or federal court sitting in either of the aforementioned counties.

27. Attorney's Fees. In the event of any dispute under this Agreement, the prevailing party shall be entitled to an award of attorney's fees and costs and in the event of an default in this agreement, the defaulting party shall pay the non-defaulting party its attorney's fees and costs, whether or not suit is actually filed.

28. Waiver Of Jury Trial. In the event of litigation between the parties, both parties waive their right to a jury trial.

29. Miscellaneous.

a. Each party agrees that the covenants and promises contained herein are good and sufficient consideration for the respective obligations required hereunder.
b. Should any term or condition hereof be deemed void or unenforceable, the remaining provisions of this Contract shall remain in full force and effect.
c. The parties have independently, separately and freely negotiated each and every provision of this Contract as if all parties drafted this Contract. The parties, therefore, waive any statutory or common law presumption that would serve to have this document construed in favor of; or against, either party.
d. This Contract may be executed in any number of counterparts, including original or facsimile counterparts, all of which when taken together shall constitute the entire Contract of the parties.
e. The failure of Highlands to immediately exercise any right herein shall not constitute a waiver of the right to do so later or constitute a waiver to exercise any other rights immediately or later. The waiver of any one right or condition precedent of Highlands shall not be a waiver of any other right or condition precedent by Highlands.
f. All notices required herein shall be in writing and deemed delivered (i) upon personal delivery to the parties hereto, or (ii) one business day after being sent overnight mail, postage prepaid, or (iii) when sent by telecopy with transmission verification, or (iv) three days after being mailed to the parties hereto by United States Mail, return receipt requested, postage prepaid, addressed as set forth below, unless written notice of change of address is hereafter given by the parties as provided herein.
g. This Agreement is binding on the successors and assigns of both parties (except that any assignment by Client not approved in writing by Highlands, shall be void as set forth above).
h. Nothing herein shall be deemed to constitute or create a partnership or joint venture between Highlands and Client.
i. Whenever in this Agreement the context so requires, the singular shall include the plural and the plural the singular.

CLIENT:  COLLEGE BOUND STUDENT ALLIANCE, INC.,     THE COLLEGE PARTNERSHIP, INC.
                   a Nevada Corporation

BY:  __________________________  ____              BY:____________________ ____
         (signature required)    Date                 (signature required) Date


Name: _______________________________              Name:_______________________
Title:  _____________________________              Title:______________________
Address:  ___________________________              Address:____________________
STATE OF: _____________________
COUNTY OF: ____________________


On this _________ day of ____________, in the year 20____, before me, the undersigned a Notary Public in and for the State of __________________, personally appeared ______________________________ on behalf of COLLEGE BOUND STUDENT ALLIANCE, INC., and THE COLLEGE PARTNERSHIP, INC., personally known to me (or proven to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her signature on the instrument the person, or entity upon behalf of which person acted, executed the Instrument,


WITNESS my hand and official seal,          ______________________________
                                            Notary Public


HIGHLANDS PREMIER ACCEPTANCE CORP.
A Colorado Corporation
Wells Fargo Bank Building
10288 W. Chatfield Ave, Suite 209
Littleton, CO 80127


By: ________________________________    ______
         (signature required)            Date
Name:  _____________________________
Title:   ___________________________


STATE OF: __________________________
COUNTY OF: _________________________

On this ____________ day of ____________, in the year 20___, before me, the undersigned a Notary Public in and for the State of _______________, personally appeared ___________________________________, personally known to me (or proven to be on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her signature on the instrument the person, or entity upon behalf of which person acted, executed the Instrument.

WITNESS my hand and official seal,          ______________________________
                                            Notary Public

                             PURCHASE PRICE SCHEDULE
                       HIGHLANDS PREMIER ACCEPTANCE CORP.
                                       and
           COLLEGE BOUND STUDENT ALLIANCE, INC., A NEVADA CORPORATION
                And its Subsidiary The College Partnership, Inc.

         To Contract Purchase Agreement dated _________________________
         Client: College Bound Student Alliance, Inc., a Nevada Corporation
                 And its subsidiary, College Partnership, Inc

The Purchase Price for Contracts purchased under the Purchase Agreement shall be calculated as follows:

         77.50% of the unpaid outstanding principal balance due under a contract for all Contracts that have made three consecutive payments and are less than fifteen days contractually delinquent meeting the underwriting guidelines of HIGHLANDS PREMIER ACCEPTANCE CORP.

         A Reserve will be established in an amount equal to 15.00% of the outstanding unpaid principal balance for each Contract purchased

The above purchase price is calculated based upon a minimum interest rate of 15.00% and a payment term not to exceed 12 months. Contracts with terms exceeding 12 months will not be purchased.

By way of example and not limitation, if a contract has a current balance (including principal, accrued interest and late charges) of $1,000, the purchase price shall reflect a 7.5% purchase discount ($75) and a reserve of 15% ($150) resulting in a payment to Client of $775 upon purchase.

The Repurchase Price for any Contracts repurchased by Client as required by Paragraph 15d of the Contract Purchase Agreement shall be calculated as follows:

                        The outstanding principal balance
             along with accrued and unpaid interest and late charges
                   under any contract eligible for repurchase.

Client:  College Bound Student Alliance, Inc.,    The College Partnership, Inc.
         a Nevada Corporation

BY:__________________________                     BY:________________________

ITS:_________________________                     ITS:_______________________

DATE:__________________                           DATE:_________________

                               SECURITY AGREEMENT
                       HIGHLANDS PREMIER ACCEPTANCE CORP.
                                       and
 COLLEGE BOUND STUDENT ALLIANCE, INC., a NEVADA CORPORATION AND ITS SUBSIDIARY
                         THE COLLEGE PARTNERSHIP, INC.

     THIS SECURITY AGREEMENT is made as of this ____________________ by and between COLLEGE BOUND STUDENT ALLIANCE, INC., a NEVADA CORPORATION and its subsidiary THE COLLEGE PARTNERSHIP, INC. whose address is 333 S. Allison Parkway, Suite 100, Lakewood, CO 80226 (collectively "Client") and HIGHLANDS PREMIER ACCEPTANCE CORP. whose address is Wells Fargo Bank Building, 10288 W. Chatfield Ave, Suite 209, Littleton, CO 80127 ("Highlands").

     In consideration of the matters set forth in the in this Security Agreement, the parties hereto agree as follows:

1. Obligation. The Client has executed and delivered to Highlands a Contract Purchase Agreement (the "Agreement") of even date herewith, payable to the order of Highlands.

2. Collateral. Client grants Highlands a security interest in the property described on Exhibit A (which may include, and if so will not be limited to, the "Secured Contracts" as referenced in the Agreement and incorporated herein by reference, and intangible collateral including but not limited to accounts and chattel paper, documents instruments, general and payment intangibles, deposit accounts, promissory notes, and securities) together with all similar property now owned or hereafter acquired, additions, substitutions, replacements, proceeds and products thereof, wherever located. All items in which a security interest is granted hereby are referred to as the "Collateral".

3. Purchased Contracts. Notwithstanding anything in this agreement to the contrary, all Contracts, as defined in the Agreement, purchased by Highlands shall be the sole and exclusive property of Highlands and Highlands shall not be subject to the obligations of secured creditors in relation thereto unless and until Client repurchases the Contracts purchased by Highlands, in which case the Purchased Contract shall become a Secured Contract.

4. Obligations Secured. The security interest granted hereby is to secure payment of the following (the "Obligations"):
a. The amounts due under the Agreement, together with interest, fees and other charges provided for therein.
b. All sums which Highlands may, at its option, expend or advance for the maintenance, preservation and protection of the Collateral, including without limitation, servicing costs, payment of taxes, levies assessments, insurance premiums and discharge of liens, together with interest thereon, or in any other property given as security for payment of the Indebtedness.
c. All expenses, including reasonable attorneys' fees, which Highlands incurs in connection with collection of any or all indebtedness under the Agreement or any indebtedness pursuant to any Collateral, the enforcement or protection of its rights hereunder or any other instrument given as security for the Agreement, or in changes in form of such obligations under the Agreement which may be made from time to time by agreement between Client and Highlands, together with interest thereon.
d. All other present or future, direct or indirect, absolute or contingent, liabilities, obligations, and indebtedness of Client to Highlands, however created, and including all or part of any renewal, modification, concession or extension whether or not the Client executes documents to such effect.

5. Warranties, Covenants and Waivers of Client. Client warrants, covenants, waivers and/or agrees that:
a. Client is and will continue to be the owner of the Secured Contracts, if any are pledged as collateral herein, as defined in the Agreement free from any lien, security interest or encumbrance, other than that created by this Security Agreement.
b. Client will defend the Collateral against all claims and demands of all other persons at any time claiming the same or any interest therein.
c. Client will not sell the Collateral without the prior written consent of Highlands.
d. No effective financing statement covering any of the Collateral or any proceeds thereof is on file in any public office, nor will Client (except as provided herein) execute any financing statement affecting the Collateral during the term of this Security Agreement without the prior written consent of Highlands.

e. Client will pay the any amounts due under the Agreement to Highlands as the same becomes due and payable.
f. Client will from time to time as required by Highlands join with Highlands in executing any additional documents and one or more financing statements pursuant to the Uniform Commercial Code of Colorado (and any assignments, extensions or modifications thereof) in a form satisfactory to Highlands.
g. Client will pay as they become due all taxes or other liens or claims which may become a charge against the Collateral.
h. Client will adequately maintain insurance as set forth in the Agreement with companies and in amounts acceptable to Highlands. All insurance policies shall be written for the benefit of Client and Highlands as their interests may appear, and Highlands shall be named as a loss payee on an endorsement to all insurance policies. All policies, endorsements and certificates evidencing the same shall be furnished to Highlands. All insurance policies shall provide for at least 10 days' prior written notice of cancellation to Highlands.
i. The execution and delivery of this Security Agreement will not violate any law or agreement governing the Client or to which the Client is a party.
j. All information and statements furnished in connection with the Agreement, this Security Agreement, and any other documents related to this secured obligation are true and correct, and contain no false or misleading statements.
k. Client will promptly notify Highlands of any attachment or other legal process levied against any part of the Collateral and any information received by Client relative to the Collateral which may in any way affect the collateral or the rights and remedies of Highlands with respect thereto.
l. Highlands' rights hereunder shall continue unimpaired and Client shall remain obligated pursuant to the Agreement in the event of release or substation of any collateral, the exercise of any remedy by Highlands or the delay, extension of time, renewal, or compromise of any obligation pursuant to any collateral.
m. Client waives all notice of any delay, extension of time, renewal, or compromise of any obligation pursuant to any collateral.
n. Client waives any right to require Highlands to proceed against any person, proceed against or exhaust any collateral or other security, exercise any right in any particular order or pursue any other remedy in Highlands power.

6. Highland's Right to Discharge. At its option, Highlands may discharge taxes, liens, assessments, security interest or other encumbrances at any time levied or placed on the Collateral, may pay for premiums for insurance as required above, and any other charges or expenses or perform any obligation imposed upon Client hereunder.

7. Possession of Collateral. Upon default under the Agreement or this Security Agreement, Highlands shall have the immediate right to possession and use of the Collateral in its name whether physical custody of the Collateral is held be a servicing agent, any third party, Client or by Highlands.

8. Events of Default. Any one of the following shall constitute a default for purposes of this Security Agreement.
a. Client fails to promptly pay when due all taxes and assessments upon the Collateral or fails to keep the Collateral in good condition and repair and fully insured (if applicable).
b. Client fails to comply with any obligation under the Agreement secured hereby when due.
c. Client uses or enters into any contract in violation of law or breaches any terms, condition, representation, or covenant to be performed or observed by Client under any Collateral or the Agreement.
d. Any warranty, representation or statement made or furnished to Highlands by or on behalf of Client in connection with the Security Agreement, a Contract, a Secured Contract, if any or the Agreement was or is false in any respect.
e. If the Collateral, or any part thereof, is levied upon or seized under any levy or attachment or any other legal process.
f. The insolvency (however evidenced and including a petition in bankruptcy) or the commission of any act of insolvency, by Client, or the making of an assignment to or for the benefit of creditors of Client, or the appointment of a receiver, liquidator, conservator, or trustee of Client, to its property.
g. Any material adverse change in the financial condition, assets, or management of the Client or any material adverse change in the Client's ability to carry on its business as presently conducted or to meet its obligations under the Agreement, on a timely basis.
h. A good faith belief by Highlands that the obligations of Client under the Agreement are inadequately secured or that the prospect of payment of performance under the Agreement, this Security Agreement or any of the obligations thereby is impaired.
i. Any breach by Client of the duties, obligations, terms, and conditions of the Agreement or any related documents including but not limited to the following.

     1) A Contract or any provision of any Contract is declared or deemed legally void or voidable;
     2)   Client accepts and/or offers fraudulent information from Obligor(s);
     3) An Obligor is more than 60 days contractually delinquent on any payment due under a Contract;
     4)   Any other default under the terms and conditions of the contract.

9. Remedies of Highlands in Event of Default. Client agrees that upon the occurrence of any default set forth above, Highlands shall have the following remedies which are cumulative and may be exercised in the order provided herein:

a. Those rights and remedies set forth in the Agreement including but not limited to:
     1) Make demand upon Client to replace any Contract then or previously in default, in which case Client shall, within 30 calendar days of demand replace the Contract in default with an equivalent, non-defaulted Contract acceptable to Highlands in its sole discretion; and if not so replaced; then,
     2) Withdraw funds from the Reserve or otherwise offset against the Reserve (if a Reserve has been established), without notice, an amount necessary to pay all outstanding principal balance(s) along with accrued unpaid interest, late charges and any other charges or fees due under any Contract of the contract up to the amount of the Reserve then existing; and if the reserve is insufficient to cure all monetary defaults and pay all costs permitted in this agreement; then
     3) Make demand upon Client for any and all amounts unpaid under any Contract in which case Client shall, within 30 calendar days of demand, submit payment to Highlands; if not so paid; then
     4) Make demand upon Client to repurchase any Contract then or previously in default, in which case Client shall, within 30 calendar days of demand repurchase the Contract for the amount as calculated on the Purchase Price Schedule; if not so repurchased; then
     5) Satisfy the obligations due under any Contract with payments made under the Secured Contracts being serviced by or on behalf of Highlands and/or Client and/or foreclose on any secured property, if applicable.

     All rights shall be cumulative but must be exercised in the aforesaid order. The exercise of one or more rights shall not be a waiver by Highlands to exercise any other right provided so exercised in the aforesaid order.

b. Collect on, sue for, and receive all contract payments of Secured Contract pledged or later pledged as collateral in this Security Agreement.
c. Notify obligors under the Secured Contracts pledged or later pledged as Collateral in this Security Agreement that their, if any, with Client has been assigned to Highlands or that Highlands has a security interest in their contract and that all future payments due under their contract should be paid to Highlands.
d. Settle and/or compromise any debt due under any Secured Contract, if any.
e. Receive, take, endorse, assign and deliver all checks, drafts, orders, payments or negotiable and non-negotiable instruments payable to Client pursuant to any collateral.
f. If the proceeds from the sale of the collateral are not sufficient to satisfy the obligations of Client, proceed against Client for any deficiency.
g. Any rights and remedies of a secured party under the Uniform Commercial Code including without limitation, the right to take possession of the Collateral. Any sale of the Collateral may be conducted in the Highland's sole discretion, may be a public or private sale, and the conduct of such sale is agreed to be commercially reasonable.

10. Ratification and Confirmation. If requested by Highlands, Client shall ratify and confirm any sale, payment, dispositions or other action set forth herein by executing and delivering such documentation as is consistent with the terms herein and in order to effectuate the intent of this Security Agreement.

11. Application of Proceeds. The proceeds of any sale or other disposition of the collateral shall be applied in the following order:
a. The repayment of the reasonable out-of pocket costs and expenses of retaking, holding and preparing for the sale and the selling of the collateral, including but not limited to legal expenses and attorneys' fees.
b. Collection costs associated with the collection on any Secured Contract.
c. The discharge of all assessments, encumbrances, chares or liens, if any, on the collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made).
d. Payment of the whole amount then due and unpaid under the Agreement.
e. The surplus if any, shall then be paid to Client or to whoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

12. Notification. Reasonable notification of the time and place of any sale shall be satisfied by mailing to the Client at the address shown at the beginning of this Agreement, or at least five days' prior notice of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made. Any other notice, or other instrument which may be required or permitted to be given or served upon the Client or Highlands shall be in writing addressed to the Client or Highlands, as the case may be, at its address shown above, or to such different address as shall have been designated by written notice to the other party hereunder. Notices shall be effective as set forth in the Agreement.

13. Governing Law. The laws of the State of Colorado shall govern this Security Agreement.

14. Waiver by Highlands. Any and all covenants in this Security Agreement may from time to time, by instrument in writing signed by Highlands, be waived to such extent and in such manner as Highlands may desire, but no such waiver shall ever affect or impair Highland's rights or liens hereunder, except to the extent specifically stated in such written instrument.

15. Successors and Assigns. This Security Agreement is binding upon Client, Client's successors and assigns, and shall inure to the benefit of Highlands, its successors and assigns.

16. Special Filing as Financing Statement. This Security Agreement shall be a Security Agreement and a Financing Statement.

COLLEGE BOUND STUDENT ALLIANCE, INC.        HIGHLANDS PREMIER ACCEPTANCE

----------------------------------          --------------------------------
By:                                         By:

THE COLLEGE PARTNERSHIP, INC.


----------------------------------
By:

                                    EXHIBIT A

                         Collateral Pledged as Security
                                   For the UCC
                               SECURITY AGREEMENT




The following property shall be subject to a security interest in favor of
Highlands:

1.   The Secured Contracts set forth in the attached addendum.
2. Intangible collateral including but not limited to accounts and chattel paper, documents, instruments, general and payment intangibles, deposit accounts, promissory notes, and securities
3. After acquired property, additions, substitutions, replacements, proceeds and products thereof
4. Payments and chooses in action due under or associated with each Secured Contract
5.   Any other collateral referenced in the body of the Security Agreement

                               SERVICING AGREEMENT
                       HIGHLANDS PREMIER ACCEPTANCE CORP.
                                       and
      COLLEGE BOUND STUDENT ALLIANCE, INC., AND ITS SUBSIDIARY, THE COLLEGE
         PARTNERSHIP, INC., (collectively "CBSA"), A NEVADA CORPORATION

     THIS AGREEMENT is entered into and/or effective this _____________________________by and between HIGHLANDS PREMIER ACCEPTANCE CORP, a Colorado Corporation ("Highlands") and COLLEGE BOUND STUDENT ALLIANCE, INC., AND ITS SUBSIDIARY, THE COLLEGE PARTNERSHIP, INC., (collectively "CBSA"), A NEVADA CORPORATION ("Client");


                                    RECITALS


          WHEREAS, the Client is, in part, in the business of servicing accounts receivable financing documents, money notes, and other like documents; and

          WHEREAS, the parties have agreed that Highlands shall service the contracts listed on "Exhibit A" as may be amended, from time to time, by mutual consent of Highlands and Client; and

     NOW THEREFORE IN CONSIDERATION OF THE COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. the following terms shall have the meaning hereinafter set forth:

     a) "Contract Assignment and Sales Agreement" shall mean the agreement between Highlands and Client wherein Highlands and Client agreed that Highlands would service certain contracts or negotiable instruments on behalf of Client;

     b) "Contract Obligor" shall mean the person(s) or entity (ies) obligated to make payments under any Serviced Contracts.

     c) "Delinquent Contract" shall mean any Serviced Contract under which monies are owed to the Client with respect to the sale of goods or services for a period in excess of thirty days.

     d) "Dues" shall mean any monies paid to the Client by a member on a monthly, quarterly, semi-annual or annual basis in order to retain membership privileges.

     e) "Serviced Contract" shall mean any contract for which payments are being collected, monitored or otherwise serviced by Highlands.

2. Servicing. Client irrevocably retains and appoints Highlands to service the Serviced Contracts, including but not limited to those set forth in Exhibit A, including the periodic billing and collection of all amounts due under the Serviced Contracts (including but not limited to principal, interest, dues, late fees and attorney's fees), the collection of monies due under Delinquent Contracts or other Serviced Contracts and the payment to Highlands under this Agreement from the payments made under the Serviced Contracts.

3. Assignment. Highlands may assign its servicing duties hereunder to a third party of its choosing. Upon assignment, Highlands shall have no liability to Client for the acts of the assignee.

4. Limitation of Warranty. EXCEPT AS PROVIDED HEREIN, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES MADE BY HIGHLANDS TO CLIENT. UNDER NO CIRCUMSTANCES WILL HIGHLANDS BE LIABLE TO CLIENT FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL OR INCIDENTAL DAMAGES OR LOSSES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE SERVICING OF SOLD CONTRACTS (INCLUDING CLAIMS FOR LOSS OF GOODWILL, PROFITS, USE OF MONEY OR OTHER IMPAIRMENT OF ASSETS) ARISING OUT OF BREACH OR FAILURE OF WARRANTY IN THE SERVICING OF SOLD CONTRACTS WHETHER BASED ON BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, OR OTHERWISE. IN NO EVENT WILL HIGHLANDS' AGGREGATE LIABILITY FOR BRACH OF ANY WARRANTY OR CONTRACT OBLIGATION EXCEED THE FEE THAT CLIENT ACTUALLY PAID, OR WAS REQUIRED TO PAY FOR SERVICING UNDER THE TERMS OF THIS AGREEMENT.

5. Term. This Agreement shall remain in effect for a period of twelve (12) months and shall be renewed in twelve (12) month intervals unless cancelled in writing by either party. Cancellation must be given in writing with ninety (90) days notice to terminate.

6.   Fees Payable To Highlands. See Exhibit B

7.   Duties of Client. Throughout the term at this agreement Client shall:

     a) Maintain records of Serviced Contracts regarding accounts receivable, periodic billing, or collection in accordance with generally accepted accounting principles and upon the written request of Highlands, provide Highlands with access thereto and an accounting in respect thereof.

     b) Within five business days of receipt, notify Highlands of any payment received by Client.

     c) Pay Highlands the fees due hereunder, as set forth in Highlands' monthly invoice, within ten (10) days of forwarding the invoice (all invoices shall deduct any sums withheld by Highlands from amounts collected under the Serviced Contract).

     d) Pay Highlands a late charge of five percent (5%) of the billing amount not paid for the fees set forth herein within ten (10) days of forwarding the invoice.

     e) Not transfer the servicing of the Serviced Contracts during the term of this agreement without the express written consent of Highlands.

     f) Forward to Highlands all notices, correspondence, payment information or other documentation received by or sent to Client regarding any Serviced Contract within five business days of receipt or forwarding.

     g) Comply with any expressed or implied duty otherwise set forth in this Agreement.

8.   Limitation of Client Rights. Client shall have NO right to: --

a) Modify or waive any duties of any Contract Obligor including but not limited to the duty to make payments under any Serviced Contract directly to Highlands.

b) During the term of this Agreement, collect on or service any contract assigned to Highlands for servicing.

9. Authority granted to Highlands. Client irrevocably grants to Highlands the authority to:

a. Act as its exclusive agent with respect to the cash receipts and processing of each Serviced Account.

b. Be its true and lawful attorney-in-fact with full right, title and authority to endorse and negotiate any check, bank draft, money order or other negotiable instrument payable to Client in respect to any Serviced Contract in Client's name, place and stead.

c. Initiate payment collection to be made to a depository bank designated by Highlands via pre-authorized electronic debit.

d. Cause all payments to be deposited to one or more depository accounts held for the benefit of Client.

e. Upon receipt by a Lockbox Bank, post to the records of the assigned account all amounts of any kind received on that account in accordance with any Lockbox Agreement.

f. To withhold from collections on Serviced Contracts the service fees and amounts due hereunder.

10. Duties of Highlands. Throughout the term of this agreement, Highlands or its assignee shall to the best of its skill and ability:

     a) Use its own funds, tools, supplies, and equipment in the performance of its services hereunder.

     b) Upon receipt from Client of any Serviced Contract, not set forth in Exhibit A, to be serviced by Highlands, send a written notice or coupon book to the Contract Obligors under the Serviced Contract setting forth payment instructions.

     c) Post and deposit all payments or like monies received on Client' accounts within and maintain transaction history on all Serviced Contracts.

     d) Maintain its records as they relate to the Serviced Contracts in accordance with generally accepted accounting principals and upon the Client's written request, give access thereto.

     e) Mail written delinquent notices to the Contract Obligors of the Serviced Contracts as is reasonable where payment or other obligation becomes delinquent for more than 10 days.

     f) Make as many telephone calls as it deems necessary to effectuate collection of amounts due under any Serviced Contract if Client contracted for telephone collection service of delinquent accounts.

     g) Notify Client of any Serviced Contract that is delinquent for a period in excess of One Hundred and Twenty days.

     h) Provide Client with a monthly accounting in respect to each and every Serviced Contract submitted to it hereunder.

     i) Provide Client with a monthly invoice for all fees due after deducting any payments withheld by Highlands for fees from payments under the Serviced Contracts.

11. Delinquency Collections. Highlands will provide collection services for accounts that become over ten (10) days delinquent in accordance with the following:

     a) Highlands shall send notifications to delinquent Contract Obligors and in its discretion initiate telephonic and written collection efforts.

     b) At the conclusion of One Hundred Twenty (120) Days from the point of delinquency, Highlands shall consult with Client concerning the disposition of the subject account. The services and fees for such services shall be determined and agreed to by both parties.

12. Attorney's Fees. In the event of any dispute under this Agreement, the prevailing party shall receive an award of reasonable attorney's fees and costs and in the event of a default in this agreement; the defaulting party shall pay the non-defaulting party its attorney's fees and costs, whether or not suit is actually filed.

13. Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter herein. All prior contemporaneous agreements, understandings, representations, warranties and statements, oral or written, relating to the subject matter hereof are superseded. No modification to or amendment to this Agreement shall be binding unless in writing and executed by both parties.

14. Governing Law; Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado. Venue in any action brought with respect to any provision of this Agreement shall be in Jefferson or Denver County, Colorado and Client specifically consents to the jurisdictions of any state or federal court sitting in either of the aforementioned counties.

15.Miscellaneous.

a) Each party agrees that the covenants and promises contained herein are good and sufficient consideration for the respective obligations required hereunder.

b) Should any term or condition hereof be deemed void or unenforceable, the remaining provisions of this Contract shall remain in full force and effect.

c) The parties have independently, separately and freely negotiated each and every provision of this Contract as if all parties drafted this Contract. The parties, therefore, waive any statutory or common law presumption that would serve to have this document construed in favor of; or against, either party.

d) This Contract may be executed in any number of counterparts, including original or facsimile counterparts, all of which when taken together shall constitute the entire contract of the parties.

e) The failure of Highlands to immediately exercise any right herein shall not constitute a waiver of the right to do so later or constitute a waiver to exercise any other rights immediately or later. The waiver of any one right or condition precedent of Highlands shall not be a waiver of any other right or condition precedent by Highlands.

f) All notices required herein shall be in writing and deemed delivered (i) upon personal delivery to the parties hereto, or (ii) one business day after being sent overnight mail, postage prepaid, or (iii) when sent by facsimile with transmission verification, or (iv) three days after being mailed to the parties hereto by United States Mail, return receipt requested, postage prepaid, addressed as set forth below, unless written notice of change of address is hereafter given by the parties as provided herein.

g) Nothing herein shall be deemed to constitute or create a partnership or joint venture between Highlands and Client.

h) Whenever in this Agreement the context so requires, the singular shall include the plural and the plural the singular.

CLIENT:  COLLEGE BOUND STUDENT ALLIANCE, INC., AND ITS SUBSIDIARY,
         THE COLLEGE PARTNERSHIP, INC., (collectively "CBSA") A NEVADA CORP.

BY:  ______________________________________   ______
         (signature required)                 Date

Name: _____________________________________
Title:  ___________________________________
Address:  _________________________________

STATE OF: _____________________
COUNTY OF: ____________________


On this _________ day of ____________, in the year 20____, before me, the undersigned a Notary Public in and for the State of __________________, personally appeared ______________________________, personally known to me (or proven to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her signature on the instrument the person, or entity upon behalf of which person acted, executed the Instrument,


WITNESS my hand and official seal,          _________________________________
                                            Notary Public

HIGHLANDS PREMIER ACCEPTANCE CORP.
A Colorado Corporation
Wells Fargo Bank Building
10288 W. Chatfield Ave, Suite 209
Littleton, CO 80127


By: _______________________________________   ______
         (signature required)                 Date
Name:  ____________________________________
Title:   __________________________________


STATE OF: _____________________
COUNTY OF: ____________________


On this ____________ day of ____________, in the year 20___, before me, the undersigned a Notary Public in and for the State of _______________, personally appeared ___________________________________, personally known to me (or proven to be on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her signature on the instrument the person, or entity upon behalf of which person acted, executed the Instrument.


WITNESS my hand and official seal,          _________________________________
                                            Notary Public